As filed with the U.S. Securities and Exchange Commission on March 5, 2025.

Registration Statement No. 333-282396

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 6

TO

FORM F-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

CROWN LNG HOLDINGS LIMITED

(Exact Name of Registrant as Specified in Its Charter)

Not Applicable

(Translation of Registrant’s name into English)

Jersey, Channel Islands	4924	Not Applicable
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

37th Floor, 1

Canada Square, Canary

Wharf, London, Greater

London E14

5AA United Kingdom

Telephone: +47 980 25 359

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

Cogency Global Inc.

122 East 42nd Street, 18th Floor

New York, New York 10168

+1 800-221-0102

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent of Service)

Copies to:

Andrew M. Tucker, Esq.

Nelson Mullins Riley & Scarborough LLP

101 Constitution Avenue, NW. Suite 900

Washington, D.C. 20001

(202) 689-2800

Approximate date of commencement of proposed sale to the public: As soon as practicable after this registration statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 (as amended, the “Securities Act”), check the following box. ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933. Emerging growth company ☒

If an emerging growth company that prepares its financial statements in accordance with U.S. GAAP, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards† provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

†	The term “new or revised financial accounting standard” refers to any update issued by the Financial Accounting Standards Board to its Accounting Standards Codification after April 5, 2012.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act, or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 6 to the Registration Statement on Form F-1 (the “Registration Statement”) of Crown LNG Holdings Limited is filed solely to amend Item 21 of Part II thereof and to file certain exhibits thereto. This Amendment No. 6 does not modify any provision of the preliminary prospectus contained in Part I or Items 6 or 22 in Part II. Accordingly, this Amendment No. 6 consists only of the facing page, this explanatory note, Item 21 of Part II, Exhibits 5.1 and 5.2, and the signature pages to the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 21. Exhibits and Financial Statement Schedules

(a) Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of August 3, 2023, by and among Catcha, Pubco, Merger Sub, and Crown LNG Holding AS (incorporated by reference to Exhibit 4.1 to Company’s Form 20-F filed with the SEC on July 15, 2024).

2.2*	Amendment No. 1 to Business Combination Agreement, dated as of October 2, 2023, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 4.2 to Company’s Form 20-F filed with the SEC on July 15, 2024).

2.3*	Amendment No. 2 to Business Combination Agreement, dated as of January 31, 2024, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 4.3 to Company’s Form 20-F filed with the SEC on July 15, 2024).

2.4*	Amendment No. 3 to Business Combination Agreement, dated as of February 16, 2024, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 2.1 to Catcha’s Form 8-K filed with the SEC on February 23, 2024).

2.5*	Amendment No. 4 to Business Combination Agreement, dated as of May 21, 2024, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 2.1 to Catcha’s Form 8-K filed with the SEC on May 21, 2024).

2.6*	Amendment No. 5 to Business Combination Agreement, dated as of June 11, 2024, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 2.1 to Catcha’s Form 8-K filed with the SEC on June 12, 2024).

2.7*	Amendment No. 6 to Business Combination Agreement, dated as of June 28, 2024, by and among Catcha, Crown LNG Holding AS and Catcha Holdings LLC (incorporated by reference to Exhibit 2.1 to Catcha’s Form 8-K filed with the SEC on July 2, 2024).

3.1*	Second Amended and Restated Memorandum and Articles of Association of Catcha (incorporated by reference to Exhibit 3.1 to Catcha’s Form 8-K filed with the SEC on February 23, 2024).

3.2*	Third Amendment to the Amended and Restated Memorandum and Articles of Association of Catcha Investment Corp (incorporated by reference to Exhibit 3.1 to Catcha’s Form 8-K filed with the SEC on May 21, 2024).

3.3*	Memorandum and Articles of Association of Crown LNG Holdings Limited (incorporated by reference to Exhibit 3.2 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

4.1*	Specimen Unit Certificate (incorporated by reference to Exhibit 4.1 to Catcha’s Registration Statement on Form S-1/A filed on February 8, 2021).

4.2*	Specimen Catcha Class A Ordinary Share Certificate (incorporated by reference to Exhibit 4.2 to Catcha’s Registration Statement on Form S-1/A filed on February 8, 2021).

4.3*	Specimen Warrant Certificate (incorporated by reference to Exhibit 4.3 to Catcha’s Registration Statement on Form S-1/A filed on February 8, 2021).

Exhibit Number	Description

4.4*	Warrant Agreement dated February 11, 2021 between Continental Stock Transfer & Trust Company and Catcha Investment Corp (incorporated by reference to Exhibit 4.4 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

4.5*	Warrant Assignment, Assumption and Amendment Agreement dated as of July 9, 2024, by and among Catcha, Pubco, and Continental Stock Transfer & Trust Company

4.6*	Specimen Pubco Ordinary Shares Certificate (incorporated by reference to Exhibit 4.5 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

4.7*	Specimen Pubco Warrant Certificate (incorporated by reference to Exhibit 4.6 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

4.8*	Arena Purchase Agreement, dated as of October 22, 2024, by and between Arena Business Solutions Global SPC II, LTD and Crown LNG Holdings Limited.

5.1	Opinion of Ogier (Jersey) LLP.

5.2	Opinion of Nelson Mullins Riley & Scarborough LLP.

8.1*	Tax Opinion of Nelson Mullins Riley & Scarborough LLP (incorporated by reference to Exhibit 8.1 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on December 6, 2023).

10.1*	Investment Management Trust Agreement dated as of February 11, 2021 between Continental Stock Transfer & Trust Company and Catcha Investment Corp (incorporated by reference to Exhibit 10.2 to Catcha’s Current Report on Form 8-K filed on February 18, 2021).

10.2*	Amendment No. 1 to Investment Management Trust Agreement dated as of February 14, 2023, between Continental Stock Transfer & Trust Company and Catcha Investment Corp (incorporated by reference to Exhibit 10.1 to Catcha’s Current Report on Form 8-K filed on February 17, 2023).

10.3*	Amendment No. 2 to Investment Management Trust Agreement dated as of February 16, 2023, between Continental Stock Transfer & Trust Company and Catcha Investment Corp (incorporated by reference to Exhibit 10.1.1 to Catcha’s Form 8-K filed with the SEC on February 23, 2024).

10.4*	Amendment No. 3 to the Investment Management Trust Agreement, dated May 15, 2024, by and between Continental Stock Transfer & Trust Company and Catcha Investment Corp (incorporated by reference to Exhibit 10.1.1 to Catcha’s Form 8-K filed with the SEC on May 21, 2024).

10.5*	Registration and Shareholder Rights Agreement, dated as of February 22, 2021, by and among Catcha and Catcha Holdings LLC (incorporated by reference to Exhibit 4.4 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.6*	Letter Agreement, dated February 11, 2021, by and among Catcha, Catcha Holdings LLC, and each director and officer of Catcha (incorporated by reference to Exhibit 10.4 to Catcha’s Current Report on Form 8-K filed on February 18, 2021).

10.7*	Administrative Services Agreement dated February 11, 2021 between Catcha Investment Corp and Catcha Holdings LLC (incorporated by reference to Exhibit 10.5 to Catcha’s Current Report on Form 8-K filed on February 18, 2021).

10.8*	Securities Subscription Agreement, dated December 28, 2020 between Catcha and the Sponsor (incorporated by reference to Exhibit 10.7 to Catcha’s Registration Statement on Form S-1/A filed on February 8, 2021).

Exhibit Number	Description

10.9*	Promissory Note, dated as of February 14, 2023 and issued by Catcha to the Sponsor (incorporated by reference to Exhibit 10.2 to Catcha’s Current Report on Form 8-K filed on February 17, 2023).

10.10*	Promissory Note, dated as of May 15, 2024, between Catcha Investment Corp and the Sponsor (incorporated by reference to Exhibit 10.2 to Catcha’s Current Report on Form 8-K filed on May 21, 2024).

10.11*	Form of Registration Rights Agreement, by and among Catcha Investment Corp, Crown LNG Holding AS, certain Crown LNG Holding AS shareholders, Crown LNG Holdings Limited, Catcha Holdings LLC, and certain officers and directors (incorporated by reference to Annex D to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.12*	Exchange and Support Agreement, dated as of August 3, 2023, by and among Catcha, Crown LNG Holding AS, Pubco and Merger Sub (incorporated by reference to Annex E to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.13*	Service Agreement dated February 26, 2019, by and between Crown LNG India Limited and LNG-9 Pte Ltd, as amended by Amendment Agreement on March 9, 2023 (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.14*	Sale and Purchase for Accounts Receivable, dated March 24, 2021, by and between Crown LNG India Limited and Crown LNG India AS (incorporated by reference to Exhibit 10.11 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.15*	Exclusivity Agreement dated June 3, 2020, by and between Crown LNG India Limited and East LNG Pte. Ltd. (incorporated by reference to Exhibit 10.12 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.16*	General Terms & Conditions for consultancy services provided by Black Kite AS to Crown LNG AS, dated July 7, 2020 (incorporated by reference to Exhibit 10.13 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.17*	General Terms & Conditions for Management Consultancy Services provided by Swapan Kataria to Crown LNG AS, dated January 10, 2022 (incorporated by reference to Exhibit 10.10 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.18*	Exclusivity Agreement dated August 27, 2020, by and between Crown Holdings AS and GBTRON Lands Limited (incorporated by reference to Exhibit 10.15 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.19*	Engagement of Services of GBTRON Limited by Crown LNG Holding AS, dated January 10, 2022 (incorporated by reference to Exhibit 10.16 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.20*	Management for Hire Agreement dated April 1, 2023, by and between Gantt Consulting AS and Crown LNG AS (incorporated by reference to Exhibit 10.17 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.21*	Agreement For (i) Future Payment Right and (ii) option for the sale and purchase of shares in Krishna Godavari LNG Terminal Ltd., dated as of August 3, 2023, by and among East LNG Pte. Ltd, Crown LNG India AS, Crown LNG Holding AS and Crown LNG Holdings Limited (incorporated by reference to Exhibit 10.18 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

Exhibit Number	Description

10.22*	Agreement for Option for Sale and Purchase of Shares in NewCo, dated as of August 3, 2023, by and among GBTRON Lands Limited, Crown LNG Holding AS and Crown LNG Holdings Limited. (incorporated by reference to Exhibit 10.19 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.23*	Agreement, dated April 1, 2022, among Emerging Asia Capital Partners Company Limited, Crown LNG India AS and Crown LNG Holding AS (incorporated by reference to Exhibit 10.20 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.24*	Amendment Agreement, dated July 19, 2023, among Emerging Asia Capital Partners Company Limited, Crown LNG India AS and Crown LNG Holding AS (incorporated by reference to Exhibit 10.21 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.25*	Share Purchase Agreement, dated February 25, 2021, by and between Crown LNG Holding AS and GBS Infra Pte Ltd (incorporated by reference to Exhibit 10.22 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.26*	Loan Agreement, dated May 16, 2023, by and between LNG-9 Pte Ltd and Crown LNG Holding AS (incorporated by reference to Exhibit 10.23 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.27*	Loan Settlement Agreement, dated September 9, 2022, among Crown LNG Holding AS, Crown LNG AS and Crown LNG India AS (incorporated by reference to Exhibit 10.24 to the Company’s Registration Statement on Form F-4 (File No. 333-274832) filed with the SEC on October 2, 2023).

10.28*	Form of Lock-Up Agreement, by and among Catcha Investment Corp, Crown LNG Holding AS, certain Crown LNG Holding AS shareholders, Crown LNG Holdings Limited, Catcha Holdings LLC, and certain officers and directors (incorporated by reference to Exhibit 4.5 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.29*	Form of Director and Officer Indemnification Agreement (incorporated by reference to Exhibit 4.6 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.30*	Form of April 2024 Note (incorporated by reference to Exhibit 4.7 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.31*	Form of PIPE Subscription Agreement (incorporated by reference to Exhibit 4.8 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.32*	Securities Lending Agreement, dated as of May 22, 2024, by and between Crown LNG Holdings Limited and Millennia Capital Partners Limited (incorporated by reference to Exhibit 4.9 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.33*	Securities Purchase Agreement, dated as of June 4, 2024, by and among Crown LNG Holdings Limited and each investor identified on the signature pages thereto (incorporated by reference to Exhibit 4.10 to Company’s Form 20-F filed with the SEC on July 15, 2024).

10.34*	Form of Convertible Vendor Note (incorporated by reference to Exhibit 4.11 to Company’s Form 20-F filed with the SEC on July 15, 2024).

23.1*	Consent of KPMG AS, independent registered public accounting firm.

23.2*	Consent of Marcum LLP, independent registered public accounting firm for Catcha.

23.3	Consent of Ogier (Jersey) LLP (included as part of Exhibit 5.1).

Exhibit Number	Description

23.4	Consent of Nelson Mullins Riley & Scarborough LLP (included as part of Exhibit 5.2).

24.1*	Power of Attorney (included on signature page to the initial filing of the Registration Statement).

107*	Filing Fee Table.

*	Previously filed.
†

Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(a)(5). The Registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, on the 5th day of March, 2025.

CROWN LNG HOLDINGS LIMITED

By:	/s/ Swapan Kataria
Name:	Swapan Kataria
Title:	Chief Executive Officer and Director

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ Swapan Kataria Swapan Kataria	Chief Executive Officer and Director (Principal Executive Officer)	March 5, 2025

* Jørn Husemoen	Chief Financial Officer and Executive Director (Principal Financial Officer and Principal Accounting Officer)	March 5, 2025

* Gry Osnes	Independent Director	March 5, 2025

* Ellen Hanetho	Independent Director	March 5, 2025

* Andrew Judson	Independent Director	March 5, 2025

*

The undersigned, by signing his name hereto, signs and executes this Amendment to the Registration Statement pursuant to the Powers of Attorney executed by the above-named persons and previously filed with the Securities and Exchange Commission on September 30, 2024.

By:	/s/ Swapan Kataria
Name:	Swapan Kataria
Title:	Attorney-in-Fact

AUTHORIZED REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of Crown LNG Holdings Limited has signed this registration statement or amendment thereto in New York on March 5, 2025.

Cogency Global Inc.
Authorized U.S. Representative

By:	/s/ Colleen A. De Vries
Name:	Colleen A. De Vries
Title:	Sr. Vice President on behalf of Cogency Global Inc.